$ 125,000                                                     September 13  1994


     Electronic Hardware Corp. after date, for value received, ______ promise to pay to the order of David Kassel Defined Benefit 125,000 Dollars at 2,655.88/Month with interest at 10 per cent.

     This note is one of a series of 1 Notes of even date herewith aggregating $159,352.80.

     It is understood and agreed that in the event of non-payment of any one of said series and such default continue for a period of 180 days, then at the option of the holder of any of the said notes, all or any part of the remaining unpaid notes shall forthwith become due and payable. The failure to assert this right shall not be deemed a waiver thereof.

No.     1       Due  9/13/99                ____________________________________


                                            By /s/A. Franzone
                                               ---------------------------------
                                                              PRES. - VICE PRES.

                                               /s/Harry Goodman
                                               ---------------------------------
                                                                 SECTY. - TREAS.

$219,438.00


                                 PROMISSORY NOTE

The undersigned ELECTRONIC HARDWARE CORP. of 320 Broad Hollow Road, Farmingdale, New York 11735 in consideration for a loan of $219,483.00 made by KASSEL MGT DEFINED BENEFIT (the receipt of which is hereby acknowledged), hereby promises to pay KASSEL MGT DEFINED BENEFIT the sum of TWO HUNDRED NINETEEN THOUSAND FOUR HUNDRED EIGHTY-THREE ($219,483.00) dollars in 60 equal payments of $4,633.37 at Barnes Hill Road, Sherman, CT or such address as Kassel Mgt. may specify in writing.

Interest shall accrue at 10% per annum.

This note and its enforceability shall be governed by the laws of the State of New York.

August 1, 1996

Other notes due to Kassel Mgt. Defined Benefit September 13, 1994 $125,000.00 @ 10% over 5 years. All other notes to David Kassel and Kassel Mgt. in effect at this date are void.



                                                 ELECTRONIC HARDWARE CORPORATION

                                                 Andrew Franzone  /s/A. Franzone

                                                 David Kassel   /s/ David Kassel

Witness by:

/s/Illegible       8/1/96
----------------------------

                         NON-NEGOTIABLE PROMISSORY NOTE

$150,000                                                      December 31, 1997


                  FOR VALUE RECEIVED, ELECTRONIC HARDWARE CORPORATION, a New York corporation with its principal place of business at 320 Broadhollow Road, Farmingdale, New York 11735 (the "Payor"), hereby promises to pay to the order of David Kassel, residing at 145 West 67th Street, Apt. 40D, New York, New York 10023 (the "Payee"), the principal sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) in lawful money of the United States, together with interest at the rate of six percent (6%) per annum.

                  The amount due hereunder shall be payable in a lump sum payment of principal plus accrued interest on January 1, 1999. In the event that payment is made more than fifteen (15) days after its due date, the Payor shall pay to the Payee a premium of five percent (5%) interest on the unpaid balance.

                  At any time and from time to time, the Payor may, at its option, prepay all or any part of the balance of this Note without penalty. Any such partial prepayments shall be applied by the Payee (i) first, to accrued and unpaid interest and (ii) second, to the principal.

                  This Note is non-negotiable and may not be transferred or assigned.

                  If an event of default should occur, the Payor shall be granted a period of twenty (20) days from the date it receives written notice of such default in which to cure such default. Any and all reasonable attorneys' fees and costs incurred by the Payee to enforce the terms of this Note following a default will be the responsibility of the Payor.

                  This Note is delivered pursuant to a Letter Agreement dated December 31, 1997 . This Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged. This Note shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the Payor and its successors and assigns and inure to the benefit of the Payee.

                  IN WITNESS WHEREOF, the Payor has executed and delivered this Note as of the date first above written.

                                             Electronic Hardware Corporation


                                             By: /s/ Andrew Franzone
                                                --------------------------------
                                                Andrew Franzone, President

                         NON-NEGOTIABLE PROMISSORY NOTE

$107,500                                                       January 1, 1998


                  FOR VALUE RECEIVED, COMPACT DISC PACKAGING CORP., a Delaware corporation with its principal place of business at 320 Broadhollow Road, Farmingdale, New York 11735 (the "Payor"), hereby promises to pay to the order of David L. Kassel, residing at 145 West 67th Street, Apt. 40D, New York, New York 10023 (the "Payee"), the principal sum of ONE HUNDRED SEVEN THOUSAND FIVE HUNDRED DOLLARS ($107,500) in lawful money of the United States, together with interest at the rate of ten percent (10%) per annum.

                  The amount due hereunder shall be payable in a lump sum payment of principal plus accrued interest on January 1, 1999. At any time and from time to time, the Payor may, at its option, prepay all or any part of the Note without penalty. Any such partial prepayments shall be applied by the Payee
(i) first, to accrued and unpaid interest and (ii) second, to the principal.

                  This Note is non-negotiable and may not be transferred or assigned.

                  If an event of default should occur, the Payor shall be granted a period of twenty (20) days from the date it receives written notice of such default in which to cure such default. Any and all reasonable attorneys' fees and costs incurred by the Payee to enforce the terms of this Note following a default will be the responsibility of the Payor.

                  This Note is delivered pursuant to a Letter Agreement dated January 1, 1998, between Compact Disc Packaging Corp. and David L. Kassel. This Note may be changed, modified or terminated only by an agreement in writing signed by the party to be charged. This Note shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the Payor and its successors and assigns and inure to the benefit of the Payee.

                  IN WITNESS WHEREOF, the Payor has executed and delivered this Note as of the date first above written.

                                          Compact Disc Packaging Corp.


                                          By: /s/ Carl S. Koerner
                                             -----------------------------
                                             Carl S. Koerner, Secretary

                  GUARANTEE, dated as of January 1, 1998, given by International Plastic Technologies, Incorporated, a Delaware corporation (the "Guarantor"), to David L. Kassel ("Kassel"), in order to induce Kassel to accept a Promissory Note dated January 1, 1998, for the principal sum of One Hundred Seven Thousand Five Hundred Dollars ($107,500) from Compact Disc Packaging Corp. ("Compact Disc") in favor of Kassel (the "Note").

                  Guarantor hereby unconditionally guarantees payment to Kassel, when and as due, of the principal and interest due on the Note. If Compact Disc defaults by failing to make any payment under the Note when due, Guarantor agrees, without Kassel first having to proceed against Compact Disc, to pay on written demand all sums due under the Note to Kassel from Compact Disc, as well as any and all reasonable expenses incurred by Kassel in enforcing or collecting such sums due by reason of Compact Disc's default.

                  Kassel shall not, by any act or delay, be deemed to have waived any right under the Note or to have acquiesced in any default or in any breach of any of the terms and conditions of the Note. No failure to exercise, nor any delay in exercising, on the part of Kassel, any right, power or privilege under the Note shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Kassel of any right or remedy under the Note on any occasion shall not be construed as a bar to any right or remedy that Kassel would otherwise have on any future occasion. The Guarantor waives presentment and notice of dishonor.

                  This Guarantee is delivered pursuant to and is subject to the terms and conditions of a Letter Agreement dated January 1, 1998, between Compact Disc Packaging Corp. and David L. Kassel. This Guarantee may be changed, modified or terminated only by an agreement in writing signed by the party to be charged. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, and shall be binding upon the Guarantor and its successors and assigns and incur to the benefit of Kassel.

                  IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the date first written above.


                                      International Plastic Technologies, Inc.



                                      By: /s/ Andrew Franzone
                                          -----------------------------------
                                          Andrew Franzone, President